UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): August 4, 2003



                     SUPERIORCLEAN, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                             88-0492605
    --------------------                 --------------------
 (STATE OR OTHER JURISDICTION              (IRS EMPLOYER
            OF                           INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



   10011-123 St. NW, Suite 2303 Edmonton,
           Alberta, Canada                          T5N 1M9
-----------------------------------------     ------------------
       (Address of Principal                       (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code: (519) 541-1564


                             N/A
                        -------------
  (Former Name or Former Address, if Changed Since Last Report)


       1183 S. Huron Street, Denver,
                Colorado                             80223
      -------------------------------            --------------
        (Address of Principal                      (Zip Code)
           Executive Offices)


Phone Number: (303) 933-3000




                             PAGE-1-






ITEM 5.  Other Events and Regulation FD Disclosure.

As of August 4, 2003, we signed the following amendment:

1. Paragraph 1 of the Agreement ("Agreement") made as of the twenty-fifth day of February, 2003 between SuperiorClean, Inc., a Nevada corporation ("SUCN") and Micah
Gautier ("Gautier") is amended to read as follows:

          $100,000.00, payable as follows:
          1.   $5,000 previously paid,
          2.   $5,000 paid upon execution.
          3.   the remaining $90,000 will be payable as follows:
               $10,000 paid prior to the date of this amendment, $30,000 on August 7, 2003, $30,000 on September 7, 2003, and $20,000
               on October 7, 2003
          PLUS
          250,000 shares of restricted stock to be issued as of July 30, 2003, subject to the following condition: On July 30, 2004, with 30 days prior written notice required, Gautier shall have the right to require SUCN to repurchase the 250,000 shares at a price of $.25 per share, payable in cash within 30 days of the date of purchase.


A copy of the amendment is attached as Exhibit 5.1.

ITEM 7.  EXHIBITS

Exhibit 5.1  Amendment to Gautier Agreement









                             PAGE-2-






                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SuperiorClean, Inc.
              --------------------------------
                        (Registrant)


By: /s/ Aldo Rotondi
   --------------------
Aldo Rotondi, President



  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


     Signature               Title                  Date
  ------------            ---------             ----------

 /s/ Aldo Rotondi         President           August 5, 2003
 ----------------
  Aldo Rotondi


















                             PAGE-3-